CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




     We consent to the inclusion in the Post Effective Amendment No.1 to Form SB-2 (No. 333-116766) of SpaceDev, Inc. of our report dated February 11, 2004, (except for Note 11 as to which the date is April 2, 2004), relating to the consolidated financial statements of SpaceDev, Inc. for the year ended December 31, 2003.





San  Diego,  California                            /s/:  PKF
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September  17,  2004                              Certified  Public  Accountants
                                                    A  Professional  Corporation